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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report : October 30, 2001
               (Date of earliest event reported): October 25, 2001


                          El Paso Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-11680                  76-0396023
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)

                              1001 Louisiana Street
                                Houston, TX 77002
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 420-2600


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ITEM 5.           OTHER EVENTS

         On October 25, 2001, we entered into an Underwriting Agreement with our general partner and the underwriters named therein in connection with our public offering of up to 4,772,500 common units representing limited partner interests. The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

                  Each exhibit identified below is filed as part of this report.


Exhibit No.       Description
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  1.1             Underwriting Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EL PASO ENERGY PARTNERS, L.P.,
                                            By El Paso Energy Partners Company,
                                            its general partner


Date: October 30, 2001                   By:  /s/ KEITH B. FORMAN
                                            ----------------------------------
                                              Keith B. Forman
                                              Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.         Description
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  1.1               Underwriting Agreement